RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE PORTFOLIO BUILDER CONSERVATIVE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                                  73,660,888.01
    Withhold                                                        814,542.73
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    ARNE H. CARLSON
    Affirmative                                                  73,653,050.75
    Withhold                                                        822,379.99
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    PATRICIA M. FLYNN
    Affirmative                                                  73,871,569.18
    Withhold                                                        603,861.56
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    ANNE P. JONES
    Affirmative                                                  73,653,050.75
    Withhold                                                        822,379.99
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    JEFFREY LAIKIND
    Affirmative                                                  73,653,050.75
    Withhold                                                        822,379.99
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    STEPHEN R. LEWIS, JR.
    Affirmative                                                  73,585,682.07
    Withhold                                                        889,748.67
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    CATHERINE JAMES PAGLIA
    Affirmative                                                  73,871,569.18
    Withhold                                                        603,861.56
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    VIKKI L. PRYOR
    Affirmative                                                  73,633,904.52
    Withhold                                                        841,526.22
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    ALAN K. SIMPSON
    Affirmative                                                  73,555,734.46
    Withhold                                                        919,696.28
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    ALISON TAUNTON-RIGBY
    Affirmative                                                  73,756,450.14
    Withhold                                                        718,980.60
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

    WILLIAM F. TRUSCOTT
    Affirmative                                                  73,756,450.14
    Withhold                                                        718,980.60
    Abstain                                                               0.00
    TOTAL                                                        74,475,430.74

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                                   72,146,162.59
    Against                                                        1,697,773.09
    Abstain                                                          631,453.22
    Broker Non-votes                                                      41.84
    TOTAL                                                         74,475,430.74

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                                   72,708,899.01
    Against                                                        1,284,634.04
    Abstain                                                          481,855.85
    Broker Non-votes                                                      41.84
    TOTAL                                                         74,475,430.74

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. LENDING
    Affirmative                                                   73,082,331.19
    Against                                                          927,072.64
    Abstain                                                          465,985.07
    Broker Non-votes                                                      41.84
    TOTAL                                                         74,475,430.74

    B. BORROWING
    Affirmative                                                   73,028,835.51
    Against                                                        1,016,809.68
    Abstain                                                          429,743.71
    Broker Non-votes                                                      41.84
    TOTAL                                                         74,475,430.74

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE PORTFOLIO BUILDER MODERATE CONSERVATIVE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                                 151,935,264.18
    Withhold                                                      3,647,145.74
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    ARNE H. CARLSON
    Affirmative                                                 151,628,197.09
    Withhold                                                      3,954,212.83
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    PATRICIA M. FLYNN
    Affirmative                                                 151,935,264.18
    Withhold                                                      3,647,145.74
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    ANNE P. JONES
    Affirmative                                                 151,900,830.31
    Withhold                                                      3,681,579.61
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    JEFFREY LAIKIND
    Affirmative                                                 151,545,000.78
    Withhold                                                      4,037,409.14
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    STEPHEN R. LEWIS, JR.
    Affirmative                                                 151,776,341.22
    Withhold                                                      3,806,068.70
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    CATHERINE JAMES PAGLIA
    Affirmative                                                 151,924,556.66
    Withhold                                                      3,657,853.26
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    VIKKI L. PRYOR
    Affirmative                                                 151,258,540.24
    Withhold                                                      4,323,869.68
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    ALAN K. SIMPSON
    Affirmative                                                 151,400,270.04
    Withhold                                                      4,182,139.88
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    ALISON TAUNTON-RIGBY
    Affirmative                                                 151,941,686.77
    Withhold                                                      3,640,723.15
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

    WILLIAM F. TRUSCOTT
    Affirmative                                                 151,772,512.36
    Withhold                                                      3,809,897.56
    Abstain                                                               0.00
    TOTAL                                                       155,582,409.92

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                                 149,472,458.22
    Against                                                       3,323,452.03
    Abstain                                                       2,786,499.67
    Broker Non-votes                                                      0.00
    TOTAL                                                       155,582,409.92

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                                 149,985,992.85
    Against                                                       2,572,252.85
    Abstain                                                       3,024,164.22
    Broker Non-votes                                                      0.00
    TOTAL                                                       155,582,409.92

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. LENDING
    Affirmative                                                 148,854,746.57
    Against                                                       3,223,023.30
    Abstain                                                       3,504,640.05
    Broker Non-votes                                                      0.00
    TOTAL                                                       155,582,409.92

    B. BORROWING
    Affirmative                                                 149,189,832.02
    Against                                                       3,064,301.87
    Abstain                                                       3,328,276.03
    Broker Non-votes                                                      0.00
    TOTAL                                                       155,582,409.92

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE PORTFOLIO BUILDER MODERATE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                                 402,270,492.55
    Withhold                                                      8,656,970.75
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    ARNE H. CARLSON
    Affirmative                                                 401,384,373.86
    Withhold                                                      9,543,089.44
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    PATRICIA M. FLYNN
    Affirmative                                                 402,560,489.37
    Withhold                                                      8,366,973.93
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    ANNE P. JONES
    Affirmative                                                 401,600,091.14
    Withhold                                                      9,327,372.16
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    JEFFREY LAIKIND
    Affirmative                                                 401,655,029.21
    Withhold                                                      9,272,434.09
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    STEPHEN R. LEWIS, JR.
    Affirmative                                                 401,381,539.01
    Withhold                                                      9,545,924.29
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    CATHERINE JAMES PAGLIA
    Affirmative                                                 402,343,626.10
    Withhold                                                      8,583,837.20
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    VIKKI L. PRYOR
    Affirmative                                                 402,467,659.20
    Withhold                                                      8,459,804.10
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    ALAN K. SIMPSON
    Affirmative                                                 401,061,033.99
    Withhold                                                      9,866,429.31
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    ALISON TAUNTON-RIGBY
    Affirmative                                                 402,283,062.43
    Withhold                                                      8,644,400.87
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

    WILLIAM F. TRUSCOTT
    Affirmative                                                 402,091,475.32
    Withhold                                                      8,835,987.98
    Abstain                                                               0.00
    TOTAL                                                       410,927,463.30

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                                 394,528,633.12
    Against                                                       9,359,325.55
    Abstain                                                       7,039,471.33
    Broker Non-votes                                                     33.30
    TOTAL                                                       410,927,463.30

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                                 398,423,974.17
    Against                                                       5,594,653.30
    Abstain                                                       6,908,802.53
    Broker Non-votes                                                     33.30
    TOTAL                                                       410,927,463.30

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. LENDING
    Affirmative                                                 392,730,519.90
    Against                                                      10,299,780.63
    Abstain                                                       7,897,129.47
    Broker Non-votes                                                     33.30
    TOTAL                                                       410,927,463.30

    B. BORROWING
    Affirmative                                                 392,985,283.87
    Against                                                      10,194,462.42
    Abstain                                                       7,747,683.71
    Broker Non-votes                                                     33.30
    TOTAL                                                       410,927,463.30

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                                 516,323,279.61
    Withhold                                                     10,926,914.00
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    ARNE H. CARLSON
    Affirmative                                                 515,873,175.11
    Withhold                                                     11,377,018.50
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    PATRICIA M. FLYNN
    Affirmative                                                 516,731,414.51
    Withhold                                                     10,518,779.10
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    ANNE P. JONES
    Affirmative                                                 516,522,660.92
    Withhold                                                     10,727,532.69
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    JEFFREY LAIKIND
    Affirmative                                                 516,390,513.61
    Withhold                                                     10,859,680.00
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    STEPHEN R. LEWIS, JR.
    Affirmative                                                 516,741,952.68
    Withhold                                                     10,508,240.93
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    CATHERINE JAMES PAGLIA
    Affirmative                                                 516,610,707.47
    Withhold                                                     10,639,486.14
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    VIKKI L. PRYOR
    Affirmative                                                 516,535,382.95
    Withhold                                                     10,714,810.66
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    ALAN K. SIMPSON
    Affirmative                                                 514,961,584.91
    Withhold                                                     12,288,608.70
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    ALISON TAUNTON-RIGBY
    Affirmative                                                 516,749,815.02
    Withhold                                                     10,500,378.59
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

    WILLIAM F. TRUSCOTT
    Affirmative                                                 516,596,362.53
    Withhold                                                     10,653,831.08
    Abstain                                                               0.00
    TOTAL                                                       527,250,193.61

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                                 498,811,989.36
    Against                                                      18,179,170.48
    Abstain                                                      10,258,704.91
    Broker Non-votes                                                    328.86
    TOTAL                                                       527,250,193.61

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                                 503,342,314.74
    Against                                                      13,332,407.14
    Abstain                                                      10,575,142.87
    Broker Non-votes                                                    328.86
    TOTAL                                                       527,250,193.61

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. LENDING
    Affirmative                                                 500,994,946.64
    Against                                                      15,216,544.07
    Abstain                                                      11,038,374.04
    Broker Non-votes                                                    328.86
    TOTAL                                                       527,250,193.61

    B. BORROWING
    Affirmative                                                 501,476,954.77
    Against                                                      14,293,499.76
    Abstain                                                      11,479,410.22
    Broker Non-votes                                                    328.86
    TOTAL                                                       527,250,193.61

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                                 259,740,160.21
    Withhold                                                      4,437,887.73
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    ARNE H. CARLSON
    Affirmative                                                 259,469,197.34
    Withhold                                                      4,708,850.60
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    PATRICIA M. FLYNN
    Affirmative                                                 259,798,207.31
    Withhold                                                      4,379,840.63
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    ANNE P. JONES
    Affirmative                                                 259,166,197.21
    Withhold                                                      5,011,850.73
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    JEFFREY LAIKIND
    Affirmative                                                 258,942,495.52
    Withhold                                                      5,235,552.42
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    STEPHEN R. LEWIS, JR.
    Affirmative                                                 259,813,826.84
    Withhold                                                      4,364,221.10
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    CATHERINE JAMES PAGLIA
    Affirmative                                                 259,323,717.92
    Withhold                                                      4,854,330.02
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    VIKKI L. PRYOR
    Affirmative                                                 259,402,279.92
    Withhold                                                      4,775,768.02
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    ALAN K. SIMPSON
    Affirmative                                                 258,382,757.67
    Withhold                                                      5,795,290.27
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    ALISON TAUNTON-RIGBY
    Affirmative                                                 259,771,483.01
    Withhold                                                      4,406,564.93
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

    WILLIAM F. TRUSCOTT
    Affirmative                                                 259,400,974.11
    Withhold                                                      4,777,073.83
    Abstain                                                               0.00
    TOTAL                                                       264,178,047.94

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                                 255,540,640.88
    Against                                                       5,440,349.63
    Abstain                                                       3,197,057.43
    Broker Non-votes                                                      0.00
    TOTAL                                                       264,178,047.94

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                                 255,543,848.33
    Against                                                       5,175,862.99
    Abstain                                                       3,458,336.62
    Broker Non-votes                                                      0.00
    TOTAL                                                       264,178,047.94

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. LENDING
    Affirmative                                                 253,839,526.09
    Against                                                       6,597,877.44
    Abstain                                                       3,740,644.41
    Broker Non-votes                                                      0.00
    TOTAL                                                       264,178,047.94

    B. BORROWING
    Affirmative                                                 253,680,494.03
    Against                                                       6,539,851.78
    Abstain                                                       3,957,702.13
    Broker Non-votes                                                      0.00
    TOTAL                                                       264,178,047.94

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                                 203,720,648.11
    Withhold                                                      6,300,912.29
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    ARNE H. CARLSON
    Affirmative                                                 203,181,990.90
    Withhold                                                      6,839,569.50
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    PATRICIA M. FLYNN
    Affirmative                                                 203,524,986.33
    Withhold                                                      6,496,574.07
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    ANNE P. JONES
    Affirmative                                                 203,463,444.13
    Withhold                                                      6,558,116.27
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    JEFFREY LAIKIND
    Affirmative                                                 203,377,309.25
    Withhold                                                      6,644,251.15
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    STEPHEN R. LEWIS, JR.
    Affirmative                                                 203,812,881.13
    Withhold                                                      6,208,679.27
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    CATHERINE JAMES PAGLIA
    Affirmative                                                 203,432,656.42
    Withhold                                                      6,588,903.98
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    VIKKI L. PRYOR
    Affirmative                                                 203,619,514.51
    Withhold                                                      6,402,045.89
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    ALAN K. SIMPSON
    Affirmative                                                 203,034,662.45
    Withhold                                                      6,986,897.95
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    ALISON TAUNTON-RIGBY
    Affirmative                                                 203,663,611.07
    Withhold                                                      6,357,949.33
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

    WILLIAM F. TRUSCOTT
    Affirmative                                                 203,650,462.68
    Withhold                                                      6,371,097.72
    Abstain                                                               0.00
    TOTAL                                                       210,021,560.40

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                                 197,486,999.98
    Against                                                       7,762,619.33
    Abstain                                                       4,771,941.09
    Broker Non-votes                                                      0.00
    TOTAL                                                       210,021,560.40

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                                 199,492,404.30
    Against                                                       5,399,125.53
    Abstain                                                       5,130,030.57
    Broker Non-votes                                                      0.00
    TOTAL                                                       210,021,560.40

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. LENDING
    Affirmative                                                 197,947,029.12
    Against                                                       7,026,127.28
    Abstain                                                       5,048,404.00
    Broker Non-votes                                                      0.00
    TOTAL                                                       210,021,560.40

    B. BORROWING
    Affirmative                                                 198,710,261.13
    Against                                                       6,560,657.76
    Abstain                                                       4,750,641.51
    Broker Non-votes                                                      0.00
    TOTAL                                                       210,021,560.40

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE S&P 500 INDEX FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

KATHLEEN BLATZ
Affirmative                              115,420,421.33
Withhold                                  42,901,183.39
Abstain                                            0.00
TOTAL                                    158,321,604.72

ARNE H. CARLSON
Affirmative                              115,387,916.78
Withhold                                  42,933,687.94
Abstain                                            0.00
TOTAL                                    158,321,604.72

PATRICIA M. FLYNN
Affirmative                              115,453,873.88
Withhold                                  42,867,730.84
Abstain                                            0.00
TOTAL                                    158,321,604.72

ANNE P. JONES
Affirmative                              115,403,571.73
Withhold                                  42,918,032.99
Abstain                                            0.00
TOTAL                                    158,321,604.72

JEFFREY LAIKIND
Affirmative                              115,345,536.00
Withhold                                  42,976,068.72
Abstain                                            0.00
TOTAL                                    158,321,604.72

STEPHEN R. LEWIS, JR.
Affirmative                              115,392,868.68
Withhold                                  42,928,736.04
Abstain                                            0.00
TOTAL                                    158,321,604.72

CATHERINE JAMES PAGLIA
Affirmative                              115,446,611.28
Withhold                                  42,874,993.44
Abstain                                            0.00
TOTAL                                    158,321,604.72

VIKKI L. PRYOR
Affirmative                              115,495,960.62
Withhold                                  42,825,644.10
Abstain                                            0.00
TOTAL                                    158,321,604.72

ALAN K. SIMPSON
Affirmative                              115,399,999.88
Withhold                                  42,921,604.84
Abstain                                            0.00
TOTAL                                    158,321,604.72

ALISON TAUNTON-RIGBY
Affirmative                              115,434,482.76
Withhold                                  42,887,121.96
Abstain                                            0.00
TOTAL                                    158,321,604.72

WILLIAM F. TRUSCOTT
Affirmative                              115,540,754.83
Withhold                                  42,780,849.89
Abstain                                            0.00
TOTAL                                    158,321,604.72

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

Affirmative                              113,613,485.63
Against                                    2,874,660.52
Abstain                                   41,833,458.57
Broker Non-votes                                   0.00
TOTAL                                    158,321,604.72

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

Affirmative                              113,068,811.30
Against                                    2,254,939.56
Abstain                                   42,997,853.86
Broker Non-votes                                   0.00
TOTAL                                    158,321,604.72

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

A. LENDING
Affirmative                              113,990,751.78
Against                                    2,463,853.47
Abstain                                   41,866,999.47
Broker Non-votes                                   0.00
TOTAL                                    158,321,604.72

B. BORROWING
Affirmative                              114,152,593.50
Against                                    2,061,389.45
Abstain                                   42,107,621.77
Broker Non-votes                                   0.00
TOTAL                                    158,321,604.72

RESULTS OF MEETING OF SHAREHOLDERS


RIVERSOURCE SMALL COMPANY INDEX FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

1.  ELECTION OF BOARD MEMBERS

    KATHLEEN BLATZ
    Affirmative                                         863,193,721.81
    Withhold                                             27,589,908.43
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    ARNE H. CARLSON
    Affirmative                                         861,431,619.01
    Withhold                                             29,352,011.23
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    PATRICIA M. FLYNN
    Affirmative                                         864,080,676.74
    Withhold                                             26,702,953.50
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    ANNE P. JONES
    Affirmative                                         861,858,501.16
    Withhold                                             28,925,129.08
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    JEFFREY LAIKIND
    Affirmative                                         862,862,177.61
    Withhold                                             27,921,452.63
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    STEPHEN R. LEWIS, JR.
    Affirmative                                         864,259,367.97
    Withhold                                             26,524,262.27
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    CATHERINE JAMES PAGLIA
    Affirmative                                         864,137,680.07
    Withhold                                             26,645,950.17
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    VIKKI L. PRYOR
    Affirmative                                         863,261,365.25
    Withhold                                             27,522,264.99
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    ALAN K. SIMPSON
    Affirmative                                         860,722,922.30
    Withhold                                             30,060,707.94
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    ALISON TAUNTON-RIGBY
    Affirmative                                         863,545,888.80
    Withhold                                             27,237,741.44
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

    WILLIAM F. TRUSCOTT
    Affirmative                                         863,688,103.26
    Withhold                                             27,095,526.98
    Abstain                                                       0.00
    TOTAL                                               890,783,630.24

2. AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

    Affirmative                                         843,490,790.19
    Against                                              28,967,081.59
    Abstain                                              18,188,332.66
    Broker Non-votes                                        137,425.80
    TOTAL                                               890,783,630.24

3. APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

    Affirmative                                         850,072,535.75
    Against                                              22,075,915.89
    Abstain                                              18,497,752.80
    Broker Non-votes                                        137,425.80
    TOTAL                                               890,783,630.24

4.  APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

    A. DIVERSIFICATION
    Affirmative                                         848,215,059.19
    Against                                              23,634,536.84
    Abstain                                              18,796,608.41
    Broker Non-votes                                        137,425.80
    TOTAL                                               890,783,630.24

    B. TEN PERCENT LIMITATION IN SINGLE ISSUER
    Affirmative                                         844,768,262.25
    Against                                              26,351,623.20
    Abstain                                              19,526,318.99
    Broker Non-votes                                        137,425.80
    TOTAL                                               890,783,630.24

    C. LENDING
    Affirmative                                         840,767,872.85
    Against                                              30,915,223.10
    Abstain                                              18,963,108.49
    Broker Non-votes                                        137,425.80
    TOTAL                                               890,783,630.24

    D. BORROWING
    Affirmative                                         844,115,971.25
    Against                                              28,553,791.50
    Abstain                                              17,976,441.69
    Broker Non-votes                                        137,425.80
    TOTAL                                               890,783,630.24